UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 28, 2018

LOOP INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54786	27-2094706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 Fernand-Poitras

Terrebonne, Quebec, Canada, J6Y 1Y4

(Address of principal executive offices, including zip code)

(450) 951-8555

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2018 Annual Meeting of Shareholders (the “2018 Annual Meeting”) of Loop Industries, Inc. (the “Company”) was held on June 28, 2018 in Saputo Hall at the Sheraton Laval Hotel in Laval, Quebec. At the 2018 Annual Meeting, the Company’s shareholders re-elected Shaun Higgins, Leslie Murphy, Laurence Sellyn and Jay Stubina to serve as members of the board of directors (the “Board”) of the Company until the 2019 Annual Meeting of Shareholders or until their respective successors have been elected and qualified. On June 27, 2018, Daniel Solomita was elected to the Board upon the affirmative vote of the sole holder of the Company’s Series A Preferred Stock, resulting in a total of five directors. In addition, the Company’s shareholders took the following actions at the 2018 Annual Meeting: (i) the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2019 was ratified; (ii) a proposal for advisory approval of the Company’s 2018 executive compensation (the “Say-on-Pay Vote”) was approved; and (iii) an advisory vote regarding the frequency of the Say-on-Pay Vote resulted in shareholders approving an annual Say-on-Pay Vote.

The proposals below are described in detail in the Company’s definitive proxy statement dated May 18, 2018. The voting results for each proposal were as follows:

Proposal 1: Election of four directors to hold office until the 2019 Annual Meeting of Shareholders:

	For	Against	Abstain	Broker Non-Votes
Shaun Higgins	21,181,589	12,877	203,214	3,767,062
Leslie Murphy	21,161,567	24,909	211,204	3,767,062
Laurence Sellyn	21,173,599	12,877	211,204	3,767,062
Jay Stubina	21,146,613	39,853	211,214	3,767,062

Proposal 2: Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2019:

For	Against
25,092,875	100

Proposal 3: Advisory vote to approve executive compensation:

For	Against	Abstain	Broker Non-Votes
21,168,245	15,045	214,390	3,767,062

Proposal 4: Advisory vote regarding frequency of advisory vote to approve executive compensation:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
20,950,038	3,598	362,092	81,952	3,767,062

In addition, on May 11, 2018, the Board determined that the Company will follow the result of the advisory vote of the stockholders from Proposal 4 and hold a non-binding advisory Say-on-Pay Vote on the Company’s compensation of its named executive officers, as disclosed in the Company’s proxy statement, on an annual basis until the next required vote by the Company’s shareholders on the frequency of such vote.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOOP INDUSTRIES, INC.

Date: June 29, 2018	By:	/s/ Daniel Solomita
Daniel Solomita
Chief Executive Officer and President

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